UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 28, 2005 (Date of earliest event reported)
Elamex, S.A. de C.V. (Exact name of registrant as specified in its charter)
TX (State or other jurisdiction of incorporation)	0-27992 (Commission File Number)	N/A (IRS Employer Identification Number)
	1800 Northwestern Dr (Address of principal executive offices)	79912 (Zip Code)
Registrant's telephone number, including area code: (915)298-3061

Item 2.02. Results of Operations and Financial Condition

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Elamex, S.A. de C.V. dated February 28, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2005	ELAMEX, S.A. DE C.V. By: /s/ Sam L. Henry Sam L. Henry Senior Vice-President and Chief Financial Officer